UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

THE BOEING COMPANY

(Name of registrant as specified in its charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Important Notice Regarding the Availability of Proxy Materials for Boeing’s Annual Meeting of Shareholders to be held on April 20, 2021

This notice has been sent on behalf of The Boeing Company and provides voting instructions and deadlines relating to shares of Boeing stock that are registered in your name. The items of business and the recommendations of the Board of Directors are described in the 2021 Proxy Statement, which we encourage you to read before voting.

Your vote is important. Click here to vote now.

How to Vote

Voting Deadline: Monday, April 19, 2021 at 10:59 p.m., Central Time

Annual Meeting

The Boeing Company 2021 Annual Meeting of Shareholders will be held in a virtual format only by webcast on Tuesday, April 20, 2021 at 9:00 a.m., Central Time at www.virtualshareholdermeeting.com/BA2021. To access the virtual annual meeting, you will need your 16-digit Voting Control Number in the box above. Please retain this email if you intend to attend the virtual annual meeting.

Eligible Attendees

Attendance is limited to registered and beneficial Boeing shareholders as of the record date. Please note that attendance at the Annual Meeting is subject to capacity limits set by the virtual meeting platform provider and access will be given on a first come, first served basis.

Meeting Access

In order to attend the Annual Meeting, visit www.virtualshareholdermeeting.com/BA2021 and enter your unique 16-digit voting control number found in the box near the top of this email. Online access to the webcast will open at 8:45 a.m. Central Time to allow for you to

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log in and test your device’s audio system. We encourage you to access the meeting prior to the start time. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Annual Meeting website. Technicians will be available to assist you.

Annual Meeting Materials

Boeing’s 2021 Proxy Statement and 2020 Annual Report can be viewed at https://materials.proxyvote.com/097023. You can request a paper copy of these materials by calling 1-800-579-1639 or emailing sendmaterial@proxyvote.com. If requesting material by email, please send a blank email with only the 16-digit Voting Control Number (located above) in the subject line.

Please note that if you own shares of The Boeing Company stock in multiple accounts, for example through a broker or bank, you may receive (either electronically or by mail) multiple proxy packages and voting instructions that are not duplicates. Please be sure to vote all of your Boeing shares in each of your accounts. Each email or notice you receive contains a unique 16-digit control number to vote, so if you receive more than one email or notice with a unique 16-digit control number you must vote each one in order to vote all of your shares. If you have any questions or comments about www.proxyvote.com, please reply to this email and include the original text and subject line of the message for identification purposes.

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Important Notice Regarding the Availability of Proxy Materials for Boeing’s Annual Meeting of Shareholders to be held on April 20, 2021

This notice has been sent on behalf of The Boeing Company and provides voting instructions and deadlines relating to shares of Boeing stock that are registered in your name as well as interests in Boeing stock held through your participation in The Boeing Company Voluntary Investment Plan (the “VIP”). The items of business and the recommendations of the Board of Directors are described in the 2021 Proxy Statement, which we encourage you to read before voting.

Your vote is important. Click here to vote now.

How to Vote

Voting Deadline: Thursday, April 15, 2021 at 10:59 p.m., Central Time

Annual Meeting

The Boeing Company 2021 Annual Meeting of Shareholders will be held in a virtual format only by webcast on Tuesday, April 20, 2021 at 9:00 a.m., Central Time at www.virtualshareholdermeeting.com/BA2021. To access the virtual annual meeting, you will need your 16-digit Voting Control Number in the box above. Please retain this email if you intend to attend the virtual annual meeting.

Eligible Attendees

Attendance is limited to registered and beneficial Boeing shareholders as of the record date. Please note that attendance at the Annual Meeting is subject to capacity limits set by the virtual meeting platform provider and access will be given on a first come, first served basis.

Meeting Access

In order to attend the Annual Meeting, visit www.virtualshareholdermeeting.com/BA2021

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and enter your unique 16-digit voting control number found in the box near the top of this email. Online access to the webcast will open at 8:45 a.m. Central Time to allow for you to log in and test your device’s audio system. We encourage you to access the meeting prior to the start time. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Annual Meeting website. Technicians will be available to assist you.

Annual Meeting Materials

Boeing’s 2021 Proxy Statement and 2020 Annual Report can be viewed at https://materials.proxyvote.com/097023. You can request a paper copy of these materials by calling 1-800-579-1639 or emailing sendmaterial@proxyvote.com. If requesting material by email, please send a blank email with only the 16-digit Voting Control Number (located above) in the subject line.

Please note that if you own shares of The Boeing Company stock in multiple accounts, for example through a broker or bank, you may receive (either electronically or by mail) multiple proxy packages and voting instructions that are not duplicates. Please be sure to vote all of your Boeing shares in each of your accounts. Each email or notice you receive contains a unique 16-digit control number to vote, so if you receive more than one email or notice with a unique 16-digit control number you must vote each one in order to vote all of your shares. If you have any questions or comments about www.proxyvote.com, please reply to this email and include the original text and subject line of the message for identification purposes.

2

Important Notice Regarding the Availability of Proxy Materials for Boeing’s Annual Meeting of Shareholders to be held on April 20, 2021

This notice has been sent on behalf of The Boeing Company and provides voting instructions and deadlines relating to interests in Boeing stock held through your participation in The Boeing Company Voluntary Investment Plan (the “VIP”). The items of business and the recommendations of the Board of Directors are described in the 2021 Proxy Statement, which we encourage you to read before voting.

Your vote is important. Click here to vote now.

How to Vote

Voting Deadline: Thursday, April 15, 2021 at 10:59 p.m., Central Time

Annual Meeting

The Boeing Company 2021 Annual Meeting of Shareholders will be held in a virtual format only by webcast on Tuesday, April 20, 2021 at 9:00 a.m., Central Time at www.virtualshareholdermeeting.com/BA2021. To access the virtual annual meeting, you will need your 16-digit Voting Control Number in the box above. Please retain this email if you intend to attend the virtual annual meeting.

Eligible Attendees

Attendance is limited to registered and beneficial Boeing shareholders as of the record date. Please note that attendance at the Annual Meeting is subject to capacity limits set by the virtual meeting platform provider and access will be given on a first come, first served basis.

Meeting Access

In order to attend the Annual Meeting, visit www.virtualshareholdermeeting.com/BA2021 and enter your unique 16-digit voting control number found in the box near the top of this

1

email. Online access to the webcast will open at 8:45 a.m. Central Time to allow for you to log in and test your device’s audio system. We encourage you to access the meeting prior to the start time. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Annual Meeting website. Technicians will be available to assist you.

Annual Meeting Materials

Boeing’s 2021 Proxy Statement and 2020 Annual Report can be viewed at https://materials.proxyvote.com/097023. You can request a paper copy of these materials by calling 1-800-579-1639 or emailing sendmaterial@proxyvote.com. If requesting material by email, please send a blank email with only the 16-digit Voting Control Number (located above) in the subject line.

Please note that if you own shares of The Boeing Company stock in multiple accounts, for example through a broker or bank, you may receive (either electronically or by mail) multiple proxy packages and voting instructions that are not duplicates. Please be sure to vote all of your Boeing shares in each of your accounts. Each email or notice you receive contains a unique 16-digit control number to vote, so if you receive more than one email or notice with a unique 16-digit control number you must vote each one in order to vote all of your shares. If you have any questions or comments about www.proxyvote.com, please reply to this email and include the original text and subject line of the message for identification purposes.

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